Sub-Item 77C


               SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS


                       VAN KAMPEN AMERICAN FRANCHISE FUND

A Special Meeting ("Meeting") of Shareholders of Van Kampen American Franchise Fund was held on Tuesday, May 11, 2010. The Meeting was held for the following purpose:

(1)     Approve an Agreement and Plan of Reorganization.

The results of the voting on the above matter were as follows:

                                                                                                         Votes           Broker
Matter                                                                Votes For       Votes Against      Abstain         Non-Votes
------                                                                ---------       -------------      -------         ---------
(1)     Approve an Agreement and Plan of Reorganization...............13,846,880         384,073         884,993             0

                                                                   Sub-Item 77C


               SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

                           VAN KAMPEN CORE GROWTH FUND

A Special Meeting ("Meeting") of Shareholders of Van Kampen Core Growth Fund was held on Tuesday, May 11, 2010. The Meeting was held for the following purpose:

(1)     Approve an Agreement and Plan of Reorganization.

The results of the voting on the above matter were as follows:

                                                                                                          Votes           Broker
Matter                                                                Votes For       Votes Against      Abstain         Non-Votes
------                                                                ---------       -------------      -------         ---------
(1)     Approve an Agreement and Plan of Reorganization................514,669            1,899            702               0

                                                                   Sub-Item 77C


               SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

                      VAN KAMPEN EQUITY PREMIUM INCOME FUND

A Special Meeting ("Meeting") of Shareholders of Van Kampen Equity Premium Income Fund was held on Tuesday, May 11, 2010. The Meeting was held for the following purpose:

(1)     Approve an Agreement and Plan of Reorganization.

The results of the voting on the above matter were as follows:

                                                                                                          Votes           Broker
Matter                                                                Votes For       Votes Against      Abstain         Non-Votes
------                                                                ---------       -------------      -------         ---------
(1)     Approve an Agreement and Plan of Reorganization...............13,483,428         379,240         914,019             00

                                                                   Sub-Item 77C


               SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

                     VAN KAMPEN INTERNATIONAL ADVANTAGE FUND


A Special Meeting ("Meeting") of Shareholders of Van Kampen International Advantage Fund was held on Tuesday, May 11, 2010. The Meeting was held for the following purpose:

(1)     Approve an Agreement and Plan of Reorganization.

The results of the voting on the above matter were as follows:

                                                                                                          Votes           Broker
Matter                                                                Votes For       Votes Against      Abstain         Non-Votes
------                                                                ---------       -------------      -------         ---------
(1)     Approve an Agreement and Plan of Reorganization...............3,617,977          175,576         255,434             0

                                                                   Sub-Item 77C

               SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

                      VAN KAMPEN INTERNATIONAL GROWTH FUND

A Special Meeting ("Meeting") of Shareholders of Van Kampen International Growth Fund was held on Tuesday, May 11, 2010. The Meeting was held for the following purpose:

(1)     Approve an Agreement and Plan of Reorganization.

The results of the voting on the above matter were as follows:

                                                                                                          Votes           Broker
Matter                                                                Votes For       Votes Against      Abstain         Non-Votes
------                                                                ---------       -------------      -------         ---------
(1)     Approve an Agreement and Plan of Reorganization...............39,109,051         870,960        2,254,285            0

                                                                   Sub-Item 77C


               SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

                           VAN KAMPEN TECHNOLOGY FUND

A Special Meeting ("Meeting") of Shareholders of Van Kampen Technology Fund was held on Tuesday, May 11, 2010. The Meeting was held for the following purpose:

(1)     Approve an Agreement and Plan of Reorganization.

The results of the voting on the above matter were as follows:

                                                                                                          Votes           Broker
Matter                                                                Votes For       Votes Against      Abstain         Non-Votes
------                                                                ---------       -------------      -------         ---------

(1)     Approve an Agreement and Plan of Reorganization...............14,533,604         631,410         710,310             0